UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2008

OPTELECOM-NKF, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-8828	52-1010850
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12920 Cloverleaf Center Drive, Germantown, Maryland		20874
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (301) 444-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

Ed Ludwig, Chairman and Chief Executive Officer of Optelecom-NKF, Inc. (the “Company”), and Steve Tamburo, Chief Financial Officer of the Company, will address analysts and investors attending the AeA Micro Cap Financial Conference at the Monterey Plaza Hotel in Monterey, California on Monday, May 5, 2008.  A copy of the slides for the presentation they will give at the conference is attached and furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Additionally, these materials will be posted on the Company’s Website at www.optelecom-nkf.com simultaneously with the filing of this Current Report on Form 8-K.  The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information furnished includes material investor information that is not otherwise publicly available.  In addition, the Company does not assume any obligation to update such information in the future.

The information provided pursuant to this Item 7.01 and Item 9.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)                                Exhibits

99.1                           Presentation to the AeA Micro Cap Financial Conference by Ed Ludwig and Steve Tamburo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTELECOM-NKF, INC.

	By:	/s/ Edmund Ludwig
Edmund Ludwig
Chief Executive Officer

Date: May 2, 2008

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

OPTELECOM-NKF, INC.

EXHIBIT INDEX TO FORM 8-K

Exhibit No.	Item

Exhibit 99.1	Presentation to the AeA Micro Cap Financial Conference by Ed Ludwig and Steve Tamburo